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                                                                  EXHIBIT 10.29

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                    AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

  AMENDMENT NO. 2 and CONSENT NO. 2, dated as of February 17, 1998, to the Revolving Credit Agreement, as amended by Amendment No.1 and Consent No. 1, dated as of December 1, 1997 (the "Revolving Credit Agreement"), dated as of October 24, 1997, by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), FIRST UNION NATIONAL BANK, as Documentation Agent, and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), and AMENDMENT NO. 1, dated as of February 17, 1998, to the Subsidiary Guaranty, entered into as of October 24, 1997 (the "Subsidiary Guaranty"), by the GUARANTORS party thereto in favor of THE BANK OF NEW YORK, as collateral agent (in such capacity, the "Collateral Agent")(this "Amendment").

                                   RECITALS

  I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

  II. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Revolving Credit Agreement, among other things, to permit the Borrower to guaranty, on a subordinated basis, the obligations of RTC under the 5-5/8% Notes upon the terms and conditions contained herein, and the Administrative Agent and the Required Lenders are willing to so agree.

  III. The Borrower has requested that the Collateral Agent and the Lenders agree to amend the Subsidiary Guaranty to designate the Subsidiary Guaranty as "Designated Senior Indebtedness" under the 5-5/8% Indenture upon the terms and conditions contained herein, and the Collateral Agent and the Required Lenders are willing to so agree.

  Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. Section 1.1 of the Revolving Credit Agreement is amended by amending and restating in its entirety the definition of "Letter of Credit" as follows:

    "Letter of Credit": as defined in Section 2.19, provided that each of the following shall constitute a Letter of Credit for the purposes of this
  Agreement: (i) each of the Existing Letters of Credit and (ii) effective upon the consummation of the Permitted Merger, the letter of credit no. S111397 in the amount of $800,000, dated January 22, 1997, issued by First Union National Bank (formerly known as First Union National Bank of North Carolina) to Mutual Indemnity (Bermuda) Ltd. for the account of RTC, as such letter of credit may be renewed from time to time in accordance with its terms.

  2. Section 1.1 of the Revolving Credit Agreement is amended by amending and restating in its entirety the definition of "Letter of Credit Issuer" as follows:

    "Letter of Credit Issuer": BNY (or any successor thereto) and, solely for purposes of the Letter of Credit referred to in clause (ii) of the definition of "Letter of Credit", First Union National Bank (or any successor thereto).

                                       1
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  3. Section 1.1 of the Revolving Credit Agreement is amended by adding the following definition in appropriate alphabetical order:

    "5 5/8% Guaranty": The guaranty by the Borrower of RTC's obligations under the 5 5/8% Notes, provided that (i) such guaranty is subordinated to at least the same extent as the Indebtedness under the 5 5/8% Notes is subordinated to the Guarantied Obligations (as such term is defined in the Subsidiary Guaranty) of RTC under the Subsidiary Guaranty, (ii) such guaranty is otherwise on market terms for guaranties of subordinated debt instruments prevailing at or around the time such guaranty is entered into and (iii) such guaranty is in form and substance satisfactory to the Administrative Agent and the Syndication Agent, as such guaranty may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

  4. Section 4 of the Revolving Credit Agreement is amended by adding a new
Section 4.22 thereto as follows:

    4.22 Subordinated Indebtedness

     The subordination provisions of the 5 5/8% Indenture, the 5 5/8% Notes and the 5 5/8% Guaranty will be enforceable against the holders thereof, and the Loans and all other monetary obligations hereunder and all monetary obligations under the Subsidiary Guaranty will constitute "Senior Indebtedness" and "Designated Senior Indebtedness" (or any comparable terms) as defined in such provisions.

  5. Section 8.1 of the Revolving Credit Agreement is amended by 1. deleting the word "and" immediately before clause (xvi) of such Section 8.1 and 2. inserting the following immediately prior to the period at the end of such
Section 8.1:

    , and (xvii) the 5 5/8% Guaranty.

  6. Section 8.5 of the Revolving Credit Agreement is amended by 1. deleting the word "and" immediately before clause (l) to Section 8.5 and 2. inserting the following immediately prior to the period at the end of such Section 8.5:

    ; and (m) Contingent Obligations to the extent permitted by Section 8.1.

  7. Section 8.9(d) of the Revolving Credit Agreement is hereby amended by 1. deleting the words "5 5/8% Indenture or the 5 5/8% Notes" and 2. substituting in their place the following:

    5 5/8% Indenture, the 5 5/8% Notes or the 5 5/8% Guaranty.

  8. Section 11 of the Revolving Credit Agreement is amended by adding a new
Section 11.22 thereto as follows:

    11.22 Designation as Designated Senior Indebtedness

      This Agreement, the Subsidiary Guaranty, and all Loans and all other monetary obligations hereunder and thereunder, are hereby expressly designated as "Designated Senior Indebtedness", as that term is defined in the 5 5/8% Indenture and in the 5 5/8% Guaranty.

  9. The Subsidiary Guaranty is amended by adding a new Section 4.15 thereto as follows:

  4.15 Designation as Designated Senior Indebtedness; Incorporation of
  Defaults

      This Guaranty, the Financing Documents, and all monetary obligations hereunder and thereunder, are hereby expressly designated as "Designated Senior Indebtedness", as that term is defined in the 5 5/8% Indenture. The occurrence of any Default or Event of Default constitutes a default under this Guaranty.

                                       2
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  10. The Administrative Agent and the Lenders, to the extent their consent is required, hereby consent to the amendment of the Term Loan Facility substantially in the form of Exhibit A attached hereto (the "Third Term Loan Amendment").

  11. Paragraphs 1-10 of this Amendment shall not be effective until such date as each of the following conditions shall have been satisfied:

    (a). The Third Term Loan Amendment shall have become effective, and the Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower attaching a true, complete and correct copy of the fully executed Third Term Loan Amendment.

    (b). The Borrower shall have paid the reasonable fees and disbursements of Special Counsel which shall have accrued up to the date hereof.

  12. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents (as amended by this Amendment) and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents (as amended by this Amendment) to which it is a party is true and correct with the same effect as though such representation and warranty had been made on the date hereof.

  13. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

  14. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

  15. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                          TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE BANK OF NEW YORK,
                                          Individually, as a Letter of Credit
                                           Issuer, as the Swing Line Lender,
                                           as Administrative Agent and as
                                           Collateral Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          DLJ CAPITAL FUNDING, INC.,
                                          Individually and as Syndication
                                           Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          FIRST UNION NATIONAL BANK,
                                          Individually, as a Letter of Credit
                                           Issuer and as Documentation Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          ABN AMRO BANK N.V.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          ALLIED IRISH BANKS, P.L.C., CAYMAN
                                          ISLANDS BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          BANK LEUMI TRUST COMPANY OF NEW YORK

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          BANK OF MONTREAL

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          THE BANK OF NOVA SCOTIA

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          BANQUE NATIONALE DE PARIS

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          BANQUE PARIBAS

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          CITY NATIONAL BANK

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          CORESTATES BANK N.A.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCHES

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          DRESDNER BANK AG, NEW YORK BRANCH
                                          AND GRAND CAYMAN BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          FLEET NATIONAL BANK

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          THE FUJI BANK, LIMITED

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          HIBERNIA NATIONAL BANK

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                          LOS ANGELES AGENCY

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          LONG TERM CREDIT BANK OF JAPAN, LTD.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          MELLON BANK, N.A.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          MICHIGAN NATIONAL BANK

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          NATIONAL CITY BANK OF KENTUCKY

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          COOPERATIEVE CENTRALE RAIFFEISEN--
                                          BOERENLEENBANK B.A, "RABOBANK
                                          NEDERLAND", NEW YORK BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          ROYAL BANK OF CANADA

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE ROYAL BANK OF SCOTLAND PLC

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          THE SAKURA BANK, LIMITED

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE SANWA BANK, LIMITED

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          SOCIETE GENERALE

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE SUMITOMO BANK, LIMITED, CHICAGO
                                           BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE SUMITOMO TRUST & BANKING CO.,
                                           LTD., NEW YORK BRANCH

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

                                          SUNTRUST BANK, NASHVILLE, N.A.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          THE TOYO TRUST & BANKING CO., LTD.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                       AMENDMENT NO. 2 AND CONSENT NO. 2
                       TO REVOLVING CREDIT AGREEMENT AND
                     AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

AGREED AND CONSENTED TO:

TOTAL RENAL CARE, INC.

By: _____________________________
Name: ___________________________
Title: __________________________

TRC WEST, INC.

By: _____________________________
Name: ___________________________
Title: __________________________

TOTAL RENAL CARE ACQUISITION CORP.

By: _____________________________
Name: ___________________________
Title: __________________________